Long-Term Debt - Schedule of Long-Term Debt Outstanding, Net of Unamortized Debt Issuance Costs (Details) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020		Dec. 31, 2019
Debt Disclosure [Abstract]
Long-term debt	$ 153,033	$ 149,915		$ 145,900
Less unamortized debt issuance costs	(4,066)	(5,747)		(7,943)
Long-term debt—net of amortization	148,967	144,168		137,957
Less current portion of long-term debt	0	0		0
Long-term debt—net of current portion	$ 148,967	$ 144,168	[1]	$ 137,957

[1]	The condensed consolidated balance sheet as of December 31, 2020 was derived from the audited consolidated financial statements as of that date and was retroactively adjusted, including shares and per share amounts, as a result of the Reorganization. See Note 1 to the condensed consolidated financial statements for additional details.